Certification
                         Pursuant to Section 906 of the
             Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of
            Section 1350, Chapter 63 of Title 18, United States Code)


     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of BP p.l.c., a company incorporated under the laws of England and Wales (the "Company"), hereby certifies, to such officer's knowledge, that:

     The Annual Report on Form 20-F for the year ended December 31, 2002 (the "Report") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  March 24, 2003                    /s/ THE LORD BROWNE OF MADINGLEY
                                         -----------------------------------
                                         Name:  The Lord Browne of Madingley
                                         Title:  Group Chief Executive


     The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.

     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

                                  Certification
                         Pursuant to Section 906 of the
             Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of
            Section 1350, Chapter 63 of Title 18, United States Code)


     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of BP p.l.c., a company incorporated under the laws of England and Wales (the "Company"), hereby certifies, to such officer's knowledge, that:

     The Annual Report on Form 20-F for the year ended December 31, 2002 (the "Report") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  March 24, 2003                        /s/ BYRON E. GROTE
                                              ----------------------------
                                              Name:  Byron E. Grote
                                              Title:  Chief Financial Officer


     The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.

     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.